                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549



                             -------------------



                                   FORM 8-K
                                Current Report


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                       Date of Report: January 9, 2002
                                       ---------------




                           CAPITAL ONE MASTER TRUST
                               CAPITAL ONE BANK
            (Exact name of registrant as specified in its charter)


             Virginia                     0-25762             54-1719855
-------------------------------      ----------------   -----------------------
(State or other jurisdiction of        (Commission           (IRS Employer
       incorporation)                  File Number)       Identification No.)


11013 West Broad Street Road, Glen Allen, Virginia              23060
--------------------------------------------------      -----------------------
   (Address of principal executive offices)                     (Zip Code)


            (Registrant's telephone number, including area code):
                                (804) 967-1000



        (Former name or former address, if changed since last report):
                                Not Applicable

ITEM 5.         OTHER EVENTS
                The December 2001 monthly Certificateholder's Statements to investors were distributed January 9, 2002.


ITEM 7 (c).     EXHIBITS

                The following are filed as exhibits to this Report under
                Exhibit 20:

                1.  December performance Summary

                2. Series 1996-2 Class A and Class B Certificateholder's Statements for the month of December 2001.

                3. Series 1996-3 Class A and Class B Certificateholder's Statements for the month of December 2001.

                4. Series 1997-1 Class A and Class B Certificateholder's Statements for the month of December 2001.

                5. Series 1997-2 Class A and Class B Certificateholder's Statements for the month of December 2001.

                6. Series 1998-1 Class A and Class B Certificateholder's Statements for the month of December 2001.

                7. Series 1998-4 Class A and Class B Certificateholder's Statements for the month of December 2001.

                8. Series 1999-1 Class A and Class B Certificateholder's Statements for the month of December 2001

                9. Series 1999-2 Class A and Class B Certificateholder's Statements for the month of December 2001

                10. Series 1999-3 Class A and Class B Certificateholder's
                    Statements for the month of December 2001

                11. Series 2000-1 Class A and Class B Certificateholder's
                    Statements for the month of December 2001

                12. Series 2000-2 Class A and Class B Certificateholder's
                    Statements for the month of December 2001

                13. Series 2000-3 Class A and Class B Certificateholder's
                    Statements for the month of December 2001

                14. Series 2000-4 Class A and Class B Certificateholder's
                    Statements for the month of December 2001

                15. Series 2000-5 Class A and Class B Certificateholder's
                    Statements for the month of December 2001

                16. Series 2001-1 Class A and Class B Certificateholder's
                    Statements for the month of December 2001

                17. Series 2001-2 Class A and Class B Certificateholder's
                    Statements for the month of December 2001

                18. Series 2001-3 Class A and Class B Certificateholder's
                    Statements for the month of December 2001

                19. Series 2001-4 Class A and Class B Certificateholder's
                    Statements for the month of December 2001

                20. Series 2001-5 Class A and Class B Certificateholder's
                    Statements for the month of December 2001

                21. Series 2001-6 Class A and Class B Certificateholder's
                    Statements for the month of December 2001

                22. Series 2001-7 Class A and Class B Certificateholder's
                    Statements for the month of December 2001

                23. Series 2001-8 Class A and Class B Certificateholder's
                    Statements for the month of December 2001

                24. Trust Excess Spread Analysis



                                  SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there-unto duly authorized.

                                      CAPITAL ONE MASTER TRUST

                                      By:     CAPITAL ONE BANK
                                              Servicer


                                      By:      /s/ David M. Willey
                                              ---------------------------------
                                              David M. Willey
                                              Senior Vice President of Corporate
                                              Financial Management
Date:  January 9, 2002

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                             -------------------




                                   EXHIBITS

                                      TO

                                   FORM 8-K






                           CAPITAL ONE MASTER TRUST
                               CAPITAL ONE BANK
            (Exact name of registrant as specified in its charter)

                              INDEX TO EXHIBITS

                                                                                                     SEQUENTIALLY
EXHIBIT                                                                                              NUMBERED
NUMBER                    EXHIBITS                                                                   PAGE
------                    --------                                                                   ------------

      1                   December performance Summary                                                        07


      2                   Series 1996-2 Class A and Class B Certificate-
                          holder's Statements for the month of December 2001                                  09

      3                   Series 1996-3 Class A and Class B Certificate-
                          holder's Statements for the month of December 2001                                  11

      4                   Series 1997-1 Class A and Class B Certificate-
                          holder's Statements for the month of December 2001                                  13

      5                   Series 1997-2 Class A and Class B Certificate-
                          holder's Statements for the month of December 2001                                  15

      6                   Series 1998-1 Class A and Class B Certificate-
                          holder's Statements for the month of December 2001                                  17

      7                   Series 1998-4 Class A and Class B Certificate-
                          holder's Statements for the month of December 2001                                  19

      8                   Series 1999-1 Class A and Class B Certificate-
                          holder's Statements for the month of December 2001                                  21

      9                   Series 1999-2 Class A and Class B Certificate-
                          holder's Statements for the month of December 2001                                  23

      10                  Series 1999-3 Class A and Class B Certificate-
                          holder's Statements for the month of December 2001                                  25

      11                  Series 2000-1 Class A and Class B Certificate-
                          holder's Statements for the month of December 2001                                  27

      12                  Series 2000-2 Class A and Class B Certificate-
                          holder's Statements for the month of December 2001                                  29

      13                  Series 2000-3 Class A and Class B Certificate-
                          holder's Statements for the month of December 2001                                  31



      14                  Series 2000-4 Class A and Class B Certificate-
                          holder's Statements for the month of December 2001                                  33

      15                  Series 2000-5 Class A and Class B Certificate-
                          holder's Statements for the month of December 2001                                  35

      16                  Series 2001-1 Class A and Class B Certificate-
                          holder's Statements for the month of December 2001                                  37

      17                  Series 2001-2 Class A and Class B Certificate-
                          holder's Statements for the month of December 2001                                  39

      18                  Series 2001-3 Class A and Class B Certificate-
                          holder's Statements for the month of December 2001                                  41

      19                  Series 2001-4 Class A and Class B Certificate-
                          holder's Statements for the month of December 2001                                  43

      20                  Series 2001-5 Class A and Class B Certificate-
                          holder's Statements for the month of December 2001                                  45

      21                  Series 2001-6 Class A and Class B Certificate-
                          holder's Statements for the month of December 2001                                  47

      22                  Series 2001-7 Class A and Class B Certificate-
                          holder's Statements for the month of December 2001                                  49

      23                  Series 2001-8 Class A and Class B Certificate-
                          holder's Statements for the month of December 2001                                  51

      24                  Trust Excess Spread Analysis                                                        53